SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )



Filed by the Registrant    [ X ]

Filed by a party other than the Registrant  [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           DECORATOR INDUSTRIES, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)


                    ----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
          and O-11.

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           DECORATOR INDUSTRIES, INC.
[DECORATOR                   10011 Pines Boulevard
 INDUSTRIES                 Pembroke Pines, FL 33024
   LOGO]

                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD JUNE 19, 2001

TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

      Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida, on June 19, 2001 at 9:30 A.M., local time, for the purpose of:

      (a) Electing two directors.

      (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors fixed the close of business on May 1, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

      A copy of the Company's annual report to stockholders for the fiscal year ended December 30, 2000 is furnished herewith.

      PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.

                                      By Order of the Board of Directors

                                                 JEROME B. LIEBER
                                                    Secretary


May 11, 2001

                                 PROXY STATEMENT

                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard

                            Pembroke Pines, FL 33024

                                  May 11, 2001

     This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held June 19, 2001 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 2000 were mailed to stockholders on or about May 11, 2001.

     Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or other means and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

     The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominees named below, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies.

     Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on May 1, 2001 will be entitled to vote at the meeting. As of May 1, 2001, there were 2,796,048 shares of Common Stock outstanding, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below.

     A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Directors will be elected at the meeting by a plurality of the votes cast. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

     Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and the stockholder may cast all of such votes for one nominee or divide them between the two nominees.

                              ELECTION OF DIRECTORS

The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of two directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on May 1, 2001. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of May 1, 2001 through the exercise of stock options.

Nominees for Election as Directors

Information regarding the nominees for election as directors is set forth below:

                                                                                           Common Shares        Percent
                                                                            Director       Beneficially           of
     Name                  Age        Principal Occupation                    Since            Owned             Class
     ----                  ---        --------------------                    -----            -----             -----
William A. Bassett         64         Chairman of the Board,                  1980          373,766(1)          12.74%
                                      President and Chief Executive
                                      Officer of the Company

William A. Bassett, as                                                                       27,222(2)             --
Trustee
Thomas L. Dusthimer        66         Consultant to and Director of           1997            1,250(3)             --
                                      Key Bank Elkhart

-----------------
(1)   Includes 135,829 optioned shares which may be acquired within 60 days.
(2) Shares held as Trustee for the Trust established under the Company's Stock Plan for Non-Employee Directors (the "Trust"). Mr. Bassett disclaims beneficial ownership of these shares.
(3)   Excludes shares held in the Trust for his account.


         William A. Bassett has been President of the Company since 1980, Chief Executive Officer since February 1993 and Chairman of the Board since January 1994.

         Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

         The nomination of the above persons for the office of director originated with the present Board of Directors. Such persons have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at-the time of the meeting either of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      The Board of Directors recommends a vote FOR the foregoing nominees.

Directors Whose Terms Continue After the Meeting

         Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                     Present        Common Shares       Percent
                                                                     Director         Term          Beneficially          of
       Name              Age      Principal Occupation                 Since         Expires            Owned            Class
       ----              ---      --------------------                 -----         -------            -----            -----
Michael K. Solomon       51       Vice President, Treasurer            1987           2002           107,433(1)          3.79%
                                  and Chief Financial Officer
                                  of the Company

Jerome B. Lieber         80       Senior Counsel -                     1961           2002          13,705(2)(3)          --
                                  Klett Rooney Lieber & Schorling,
                                  a Professional Corporation,
                                  Attorneys at Law

Joseph N. Ellis          72       Management Consultant                1993           2003            2,500(3)            --

Ellen Downey             48       Management Consultant                1997           2003            1,562(3)            --

Michael S. Baxley        44       Executive Vice President             1999           2003            15,000(4)           --

------------------

(1)  Includes 39 704 optioned shares which may be acquired within 60 days.
(2) Includes 5,040 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership.
(3)  Excludes shares held in the Trust for his or her account.
(4)  Includes 8,000 optioned shares which may be acquired within 60 days.

         Michael K. Solomon has been Vice President of the Company since November 1994 and Treasurer and Chief Financial Officer of the Company since 1985.

         Jerome B. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Rooney Lieber & Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company. Mr. Lieber previously had been a senior partner in that firm.

         Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry, in 1963 and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

         Ellen Downey served as a director of FRD Acquisition Corporation from 1996 to 1998. She was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

         Michael S. Baxley has been Executive Vice President of the Company since January 1999 and was appointed a director on August 2, 1999. He was employed as Executive Vice President for the Apparel Group of Scovill Fasteners, Inc., a manufacturer of apparel and industrial fasteners, from February 1997 to July 1998. Previously he was in various management positions with ACD Tridon, a subsidiary of Devtek (Automotive Products), Johnson & Murphy, a division of Genesco (Footwear), Fruit of the Loom (Apparel), Proctor & Gamble (Consumer Products), and the U.S. Navy.

         At May 1, 2001, the officers and directors of the Company as a group had sole or shared voting or investment power as to 358,906 shares of the Company's Common Stock, which together with 189,283 optioned shares that could be acquired within 60 days after May 1, 2001, would constitute 19.59% of the total shares then outstanding.

                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company are paid a fee of $10,000 per year for their scheduled services as directors. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the Trust established under the Plan. Directors are paid $1,000 per day for additional meetings if needed. Members of the Audit Committee are paid ($1,000 per meeting for chairman and $500 per meeting for other members) for attending Audit Committee meetings.

                             PRINCIPAL STOCKHOLDERS

         See "Nominees for Election as Directors" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

         FMR Corp. of Boston, Massachusetts, has furnished the Company a copy of its Schedule 13G dated February 14, 2001 in which it reported that as of December 31, 2000 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 250,015 shares (8.94%) of the Company's Common Stock.

         First Manhattan Co. of New York, New York has filed with the Securities and Exchange Commission a Schedule 13G dated February 7, 2001 in which it reported beneficial ownership of a total of 229,798 shares (8.21%) of the Company's Common Stock, including sole power to vote and dispose of 17,112 shares, shared power to vote 201,340 shares and shared power to dispose of 212,686 shares. First Manhattan is a registered broker-dealer and investment adviser.

         Robert Robotti of New York, New York has furnished the Company a copy of his Schedule 13G dated February 2001 in which he reported beneficial ownership of 235,656 shares (8.43%), of which Mr. Robotti has shared voting power and shared dispositive power. Mr. Robotti is the owner of Robotti & Company (134,995 shares), and a general partner in Ravenswood Investment Company, L.P. (22,593 shares) and also in Wilmac Partners, Ltd. (78,068 shares).

                             EXECUTIVE COMPENSATION

Employment Agreements

         The Company has an employment agreement with William A. Bassett which will expire July 1, 2004 and provides for an annual salary of not less than $214,200.

         The Company has an employment agreement with Michael S. Baxley which provides for a weekly salary of not less than $3,175 and upon Mr. Baxley's termination, a continuation of salary and benefits for 12 months.

Annual Compensation and Stock Options

         The following table shows the compensation of the named executive officers of the Company for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                                                       Annual Compensation                    Awards
                                              ---------------------------------------    ---------------
Name and                       Fiscal                                                        Optioned              All Other
Principal Position             Year           Salary         Bonus         Other($)(1)       Shares(#)         Compensation($)(2)
------------------             ----           ------         -----         -----------       --------         ------------------
William A. Bassett             2000           300,000            --            *                  --               36,832
Chairman of the Board,         1999           285,000        87,074            *              12,500               36,745
President and Chief            1998           262,000       127,000         89,977            31,250               36,745
Executive Officer

Michael S. Baxley              2000           165,100            --            *                  --                  854
Executive Vice President       1999           161,925        39,183            *              20,000                   --

Michael K. Solomon             2000           118,820            --            *                  --                1,464
Vice President, Treasurer      1999           118,820        20,000            *               5,000                1,553
and Chief Financial Officer    1998           114,650        24,000            *              12,500                  447


------------------

(1) Medical/dental reimbursement plan payments, country club memberships, relocation bonus, personal use of Company vehicles, and payments made in accordance with Company policy for disqualifying sales of Common Stock acquired upon the exercise of a qualified stock option. For 1998, payment to Mr. Bassett for such sales was $86,106. This payment provided a net benefit to the Company of $16,359 for 1998. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.
(2) Premiums paid by the Company on life and long-term disability insurance policies and Company contributions to the 401 (k) Retirement Savings Plan.

     The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

     On September 1, 1998 the Company began a 401 (k) Retirement Savings Plan available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 15% of their earnings with a maximum of $10,500 for 2000 based on the Internal Revenue Service annual contribution limit. The Company will match 25% of the first 4% of the employee's contributions up to 1% of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. Company contributions begin to vest after three years.

     The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 804,976 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares is the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who owned more than 10% of the outstanding Common Stock, however, the purchase price was 110% of the fair market value of the Common Stock on the date of grant and the term of the options is five years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 520,830 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     The following table sets forth information concerning the exercise of stock options during fiscal year 2000 by the named executive officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (December 30, 2000). All options outstanding at December 30, 2000, have a ten year term and, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates. Options granted in 1996 and 1997 vest 20% on the date of the grant and 20% each year thereafter and options granted after 1997 vest 20% each year beginning at the end of the first year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                                    Value of
                                 Shares Acquired              Value                Optioned Shares                 Options at
Name                               on Exercise              Realized               at 12/30,/00(#)                12/30/00($)(1)
----                               -----------              --------               --------------                 --------------
William A. Bassett                   20,000                   89,850                 133,329(2)                       80,484
                                                                                      22,500(3)                           --
Michael S. Baxley                        --                       --                   7,000(2)                           --
                                                                                      13,000(3)                           --
Michael K. Solomon                   14,290                   66,877                  38,704(2)                           --
                                                                                       9,000(3)                           --

-----------------
(1) Assumes a market value of $2.625 per share, which was the last reported sale price on the American Stock Exchange on December 29, 2000.
(2)  Exercisable.
(3)  Unexercisable.

     No stock options were granted during fiscal year 2000.

Board of Directors' Report On Executive Compensation

     The Board of Directors approves the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considers the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors may wish to consider. No pre-determined formula or guidelines are used, and no specific weight is given to any one factor.

     The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company. However, no stock options were granted during fiscal year 2000.

     The salary of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal year 2000 was determined by the Board of Directors upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

   William A. Bassett   Michael S. Baxley   Joseph N. Ellis
   Michael K. Solomon   Jerome B. Lieber    Ellen Downey     Thomas L. Dusthimer

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors serves as a focal point for communications among the Board, the outside auditors and management as their duties relate to financial accounting; reporting and internal controls. It reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent auditors, and the independent auditors' evaluation of internal controls. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities as to accounting policies, financial reporting practices and the sufficiency of auditing with respect thereto; however, management has the primary responsibility for the financial statements and the financial reporting process.

     The charter for the Audit Committee, as adopted by the Board of Directors, is appended to this proxy statement as Appendix A. The current members of the Committee, listed below, are "independent" as defined in Section 121A of the listing standards of the American Stock Exchange.

     The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 30, 2000 and has also discussed with Louis Plung & Company, the Company's independent auditors for that fiscal year, their judgment as to the acceptability and quality of the Company's accounting principles and the other matters required by Statement on Auditing Standards 61 to be discussed with the independent auditors. In addition, the Audit Committee received from Louis Plung & Company the written disclosures and letter required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company and its management. The Committee has also considered whether the provision of non-audit services to the Company by Louis Plung & Company is compatible with maintaining their independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 30, 2000 be included in the Company's Annual Report on Form 10-K for that fiscal year and for filing with the Securities and Exchange Commission.

     Audit Committee: Joseph N. Ellis, Chairman, Ellen Downey and Thomas L. Dusthimer

                                PERFORMANCE GRAPH

     Set forth below is a graph which compares the value for the five calendar years ended December 31, 2000 of $100 invested at the close of trading on December 31, 1995, in each of the following investment alternatives: (a) the Company's Common Stock, (b) the `Russell 2000' Index, and (c) the `S & P 500' Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                        Among Decorator Industries, Inc.,
                 The S & P 500 Index and The Russell 2000 Index


                               [GRAPHIC OMITTED]


                         12/95   12/96   12/97   12/98   12/99  12/00
Decorator Industries      100     197     203     225     157     82
S & P 500                 100     123     164     211     255    232
Russell 2000              100     116     143     139     168    163

                             DISCRETIONARY AUTHORITY

     At the time of mailing copies of this proxy statement to stockholders, the election of directors was the only matter known by management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.

                             CONCERNING THE AUDITORS

     Louis Plung & Company are the independent public accountants of the Company and have been selected as the Company's independent public accountants for the current fiscal year. Representatives of such firm are not expected to be in attendance at the annual meeting.

Audit Fees

     Louis Plung & Company billed the Company a total of $42,210 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 30, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Louis Plung & Company to provide any financial information systems design or implementation services for the fiscal year ended December 30, 2000.

All Other Fees

     The Company was billed a total of $26,790 for all other services rendered by Louis Plung & Company for the fiscal year ended December 30, 2000.

                                OTHER INFORMATION

     The Board of Directors has no nominating, compensation or similar committee other than the Stock Option Committee.

     During the fiscal year 2000, the Board of Directors held six meetings, the Audit Committee held two meetings, and the Stock Option Committee held no meetings.

     Stockholder proposals intended to be presented at the annual meeting in the year 2002 must be received by the Company prior to January 13, 2002 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                     By Order of the Board of Directors

                                              JEROME B. LIEBER
                                                  Secretary

                                                                     APPENDIX A


                           DECORATOR INDUSTRIES, INC.

                             Audit Committee Charter

                                   Resolution

         The Board of Directors of Decorator Industries, Inc. hereby further defines the authority, responsibility and specific duties of its Audit Committee as described below.

                              Composition and Term

         The Committee shall be composed of three or more Directors appointed by the Board of Directors. Each member of the Committee shall be "independent" as required by the rules of The American Stock Exchange; provided, however, that one member who is not "independent", and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such person is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in his or her financial sophistication, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities. One of the members shall be appointed Committee Chairman by the Chairman of the Board of Directors. The term of appointment of each member shall be at the discretion of the Board, provided that continuity is maintained.

                                    Authority

         The Committee may be requested by the Board of Directors to investigate any activity of the Company, and all employees are directed to cooperate as requested by the members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Company's outside auditors have ultimate accountability to the Board of Directors and the Committee, as representatives of the stockholders, and these stockholder representatives have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement).

                                 Responsibility

         The Committee is to serve as a focal point for communications between non-Committee Directors, the outside auditors, internal audit and Decorator Industries, Inc.'s management, as their duties relate to financial accounting, reporting and controls. The Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of Decorator Industries, Inc. and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in ensuring the independence of the corporation's outside auditors, the integrity of management and the adequacy of disclosures to stockholders. In this regard, the Committee shall be responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

                                    Meetings

         The Committee is to meet at least two times per year, and as many more times as the Committee deems necessary. The Committee will report to the Board on at least an annual basis and as many more times as the Committee or Board deems necessary.

                                   Attendance

         Members of the Committee are to be present at all meetings. As necessary or desirable, the Chairman may request that members of management and representatives of the outside auditors be present at meetings of the Committee.

                           DECORATOR INDUSTRIES, INC.
       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 2001

     The undersigned hereby appoints Michael K. Solomon, Jerome B. Lieber and Joseph N. Ellis, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc. to be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida at 9:30 A.M., E.D.S.T., on June 19, 2001, and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power the undersigned would possess if personally present.

     The proxies are directed to vote as set forth herein. If no direction is indicated, the shares represented by this proxy will be voted FOR the election of the nominees named herein, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies. If either of the named nominees is unavailable for election, such shares may be voted for such subsititute nominee as may be designated by the Board of Directors.

The Solicitation of This Proxy is Made on Behalf of the Board of Directors.

Please Sign and Date This Proxy on the Reverse Side and Return it in the Enclosed Envelope.

                          (Continued on reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                           DECORATOR INDUSTRIES, INC.

                                 June 19, 2001

    ___                      __                               |
   |   | Please mark your   |                                 |
A  | X | votes as in this   |                                 |
   |___| example                                              |______



      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE NOMINEES.

                                     WITHHOLD
                                    AUTHORITY
               FOR all nominees    to vote for
                 names herein      all nominees
1. Elections of     [  ]               [  ]        Nominees: William A. Bassett
   directors                                                 Thomas L. Dusthimer


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

-------------------------------------------------


2 In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Annual Report for the fiscal year ended December 30, 2000 and the notice of Annual Meeting and Proxy Statement for the 2001 Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



SIGNATURE(S) OF STOCKHOLDERS
                             -----------------------    -----------------------

Dated:              , 2001
      --------------


IMPORTANT: Please sign exactly as name appears hereon. If signing in fiduciary or representative capacity, please give full title as such. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, please sign full corporate name by authorized officer.